VOTING AGREEMENT

VOTING AGREEMENT, dated as of June 30, 2010 (the “Agreement”), by and between Greenway Opportunity Fund QP, L.P. (“Greenway”) and the stockholder executing this Agreement below (the “Stockholder”).

W I T N E S S E T H

WHEREAS, contemporaneously with the execution and delivery of this Agreement, Glu Mobile Inc. (the “Company”) is entering into a Purchase Agreement, dated as of the date hereof (as such agreement may hereafter be amended from time to time, the “Purchase Agreement”), with the investors party thereto (the “Investors”) which provides for, upon the terms and subject to the conditions set forth therein, the sale of certain of the Company’s securities (the “Securities”) to the Investors; and

WHEREAS, capitalized terms used herein have the respective meanings ascribed thereto in the Purchase Agreement; and

WHEREAS, pursuant to the Purchase Agreement, the Company has agreed to call a Stockholders Meeting for the purpose of seeking approval of the Company’s stockholders of the Proposal; and

WHEREAS, as of the date hereof, the Stockholder owns beneficially the number of shares of Common Stock set forth opposite the Stockholder’s name on Schedule I hereto (all such shares so owned and which may hereafter be acquired by such Stockholder prior to the termination of this Agreement, whether upon the exercise of options, conversion of convertible securities, exercise of warrants or by means of purchase, dividend, distribution or otherwise, being referred to herein as the Stockholder’s “Shares”); and

WHEREAS, as a condition to the Investors’ willingness to enter into the Purchase Agreement, the Investors have required the Stockholder to enter into this Agreement; and

WHEREAS, in order to induce the Investors to enter into the Purchase Agreement, the Stockholder is willing to enter into this Agreement.

NOW, THEREFORE, in consideration of the foregoing and the mutual covenants and agreements herein contained, and intending to be legally bound hereby, Greenway and the Stockholder hereby agree as follows:

ARTICLE I.

TRANSFER AND VOTING OF SHARES; AND
OTHER COVENANTS OF THE STOCKHOLDER

SECTION 1.1. Voting of Shares. From the date hereof until termination of this Agreement pursuant to Section 3.3 hereof (the “Term”), at any meeting of the stockholders of the Company held for the purpose of voting on the Proposal, however called and at any adjournment or postponement thereof, and in any action by consent of the stockholders of the Company relating to the approval of the Proposal, the Stockholder shall (A) appear at such meeting or otherwise cause its Shares to be counted as present thereat for purposes of establishing a quorum and (B) vote (or cause to be voted) its Shares in favor of the Proposal and such other matters as may be necessary or advisable to consummate the transactions contemplated by the Purchase Agreement.

SECTION 1.2. No Inconsistent Arrangements. Except as contemplated by this Agreement, the Stockholder shall not during the Term (i) transfer, or consent to any transfer of, any or all of the Stockholder’s Shares or any interest therein, or create or permit to exist any lien or other encumbrance on such Shares, (ii) enter into any contract, option or other agreement or understanding with respect to any transfer of any or all of such Shares or any interest therein, (iii) grant any proxy, power-of-attorney or other authorization in or with respect to such Shares, (iv) deposit such Shares into a voting trust or enter into a voting agreement or arrangement with respect to such Shares, or (v) take any other action that would in any way restrict, limit or interfere with the performance of its obligations hereunder or the transactions contemplated hereby or by the Purchase Agreement.

SECTION 1.3. Stop Transfer. The Stockholder shall not attempt to effect any transfer of the Stockholders Shares, and any such request shall be null and void, ab initio. The Stockholder will not request that the Company register the transfer (book-entry or otherwise) of any certificate or uncertificated interest representing any of the Stockholder’s Shares. The Stockholder acknowledges that Greenway is entitled to instruct the Company to issue stop-transfer instructions to the transfer agent for the Common Stock instructing the transfer agent not to register any transfer of Shares during the Term except in compliance with the terms of this Agreement.

SECTION 1.4. Additional Shares. The Stockholder hereby agrees, while this Agreement is in effect, to promptly notify the Company of the number of any new Shares acquired (whether upon the exercise of options, conversion of convertible securities, exercise of warrants or by means of purchase, dividend, distribution or otherwise) by such Stockholder, if any, after the date hereof.

SECTION 1.5. Disclosure. The Stockholder hereby authorizes the Company to publish and disclose in the Proxy Statement (including all documents and schedules filed with the SEC), its identity and ownership of the Shares and the nature of its commitments, arrangements and understandings under this Agreement.

SECTION 1.6. Share Legend. As promptly as practicable following the date of this Agreement and, in any event, no more than five (5) Business Days after the date hereof, the Stockholder shall cause the certificate(s) representing the Stockholders’ Shares to be delivered to the Company so that the Company shall place the following legend on such certificates:

“The voting of the shares represented by this certificate is governed by the terms of a Voting Agreement, a copy of which is available from the Secretary of the Company.”

Promptly after the legending of the certificates as provided above, the Stockholder shall have the right to direct that the Company return such certificates to the Stockholder or as the Stockholder may other direct. Upon the termination of this Agreement in accordance with its terms, the Stockholder shall have the right to cause the Company to reissue the certificates representing the Stockholders’ Shares without the legend set forth above.

ARTICLE II.

REPRESENTATIONS AND WARRANTIES OF THE STOCKHOLDER

The Stockholder hereby represents and warrants to the Investors as follows:

SECTION 2.1. Due Authorization, etc. The Stockholder has all requisite power and authority to execute, deliver and perform this Agreement and to consummate the transactions contemplated hereby all of which have been duly authorized by all action necessary on the part of the Stockholder. The execution, delivery and performance of this Agreement and the consummation of the transactions contemplated hereby have been duly authorized by all necessary action on the part of Stockholder. This Agreement has been duly executed and delivered by or on behalf of the Stockholder and constitutes a legal, valid and binding obligation of the Stockholder, enforceable against the Stockholder in accordance with its terms, except as enforcement may be limited by bankruptcy, insolvency, moratorium or other similar laws and except that the availability of equitable remedies, including specific performance, is subject to the discretion of the court before which any proceeding for such remedy may be brought.

SECTION 2.2. Required Filings and Consents. The execution and delivery of this Agreement by the Stockholder does not, and the performance of this Agreement by the Stockholder will not, require any consent, approval, authorization or permit of, or filing with or notification to, any governmental or regulatory authority (other than any necessary filing under the Exchange Act), domestic or foreign, except where the failure to obtain such consents, approvals, authorizations or permits, or to make such filings or notifications, would not prevent or delay the performance by the Stockholder of the Stockholder’s obligations under this Agreement.

SECTION 2.3. Ownership of Shares. The Stockholder is the beneficial owner of the Shares set forth opposite its name on Schedule I hereto. On the date hereof, such Shares constitute all of the Shares owned of record or beneficially by such Stockholder.

ARTICLE III.

MISCELLANEOUS

SECTION 3.1. Definitions. Terms used but not otherwise defined in this Agreement have the meanings ascribed to such terms in the Purchase Agreement.

SECTION 3.2. Third Party Beneficiaries. Each Investor shall be deemed to be an express third party beneficiary of this Agreement and shall have the right to enforce the terms of this Agreement against the Stockholder in accordance with its terms. No Investor shall have any right to seek to enforce this Agreement against Greenway and Greenway shall have no liability hereunder to the Company, any Investor or any Person claiming by or through any of them. In the event of any claim made against Greenway hereunder, Greenway shall be entitled to be indemnified therefor to the extent and as provided in Section 8 of the Purchase Agreement.

SECTION 3.3. Termination. This Agreement shall terminate and be of no further force and effect (i) by the written mutual consent of the parties hereto, (ii) upon the approval of the Proposal by the Company’s stockholders at the Stockholders Meeting at which a quorum was present and acting throughout, or (iii) automatically and without any required action of the parties hereto upon termination of the Purchase Agreement in accordance with its terms. No such termination of this Agreement shall relieve the Stockholder from any liability for any breach of this Agreement prior to termination.

SECTION 3.4. Further Assurance. From time to time, at another party’s request and without consideration, each party hereto shall execute and deliver such additional documents and take all such further action as may be necessary or desirable to consummate and make effective, in the most expeditious manner practicable, the transactions contemplated by this Agreement.

SECTION 3.5. No Waiver. The failure of any party hereto to exercise any right, power or remedy provided under this agreement or otherwise available in respect hereof at law or in equity, or to insist upon compliance by any other party hereto with its obligations hereunder, or any custom or practice of the parties at variance with the terms hereof shall not constitute a waiver by such party of its right to exercise any such or other right, power or remedy or to demand such compliance.

SECTION 3.6. Specific Performance. The Stockholder acknowledges that if the Stockholder fails to perform any of its obligations under this Agreement, immediate and irreparable harm or injury would be caused to the Investors for which money damages would not be an adequate remedy. In such event, the Stockholder agrees that each Investor shall have the right, in addition to any other rights it may have, to specific performance of this Agreement. Accordingly, should any Investor institute an action or proceeding seeking specific enforcement of the provisions hereof, the Stockholder hereby waives the claim or defense that such Investor has an adequate remedy at law and hereby agrees not to assert in any such action or proceeding the claim or defense that such a remedy at law exists.

SECTION 3.7. Notice. All notices and other communications given or made pursuant hereto shall be in writing and shall be deemed to have been duly given or made (i) as of the date delivered or sent by facsimile if delivered personally or by facsimile, and (ii) on the third business day after deposit in the U.S. mail, if mailed by registered or certified mail (postage prepaid, return receipt requested), in each case to the parties at the following addresses (or at such other address for a party as shall be specified by like notice, except that notices of changes of address shall be effective upon receipt):

(a) If to Greenway:

Greenway Opportunity Fund QP, L.P.
300 Crescent Court
Suite 1111
Dallas, Texas 75201
Attention: Steven R. Becker
Fax: 214-756-6079

With a copy to:

Lowenstein Sandler PC
65 Livingston Avenue
Roseland, New Jersey 07068
Attention: John D. Hogoboom
Fax: 973-597-2383

(b) If to the Stockholder, at the address set forth below the Stockholder’s name on Schedule I hereto.

SECTION 3.8. Severability. If any term or other provision of this Agreement is invalid, illegal or incapable of being enforced by any rule of law or public policy, all other conditions and provisions of this Agreement shall nevertheless remain in full force and effect so long as the economic or legal substance of the transactions contemplated hereby is not affected in any manner adverse to any party. Upon such determination that any term or other provision is invalid, illegal or incapable of being enforced, the parties hereto shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible in an acceptable manner to the end that transactions contemplated hereby are fulfilled to the maximum extent possible.

SECTION 3.9. Entire Agreement; Third-Party Beneficiaries. This Agreement constitutes the entire agreement and supersedes any and all other prior agreements and undertakings, both written and oral, among the parties, or any of them, with respect to the subject matter hereof, and, except for the Investors, this Agreement is not intended to confer upon any other person any rights or remedies hereunder

SECTION 3.10. Assignment. Neither this Agreement nor any of the rights, interests or obligations under this Agreement shall be assigned, in whole or in part, by operation of law or otherwise.

SECTION 3.11. Governing Law; Consent to Jurisdiction; Waiver of Jury Trial. This Agreement shall be governed by, and construed in accordance with, the internal laws of the State of New York without regard to the choice of law principles thereof. Each of the parties hereto irrevocably submits to the exclusive jurisdiction of the courts of the State of New York located in New York County and the United States District Court for the Southern District of New York for the purpose of any suit, action, proceeding or judgment relating to or arising out of this Agreement and the transactions contemplated hereby. Service of process in connection with any such suit, action or proceeding may be served on each party hereto anywhere in the world by the same methods as are specified for the giving of notices under this Agreement. Each of the parties hereto irrevocably consents to the jurisdiction of any such court in any such suit, action or proceeding and to the laying of venue in such court. Each party hereto irrevocably waives any objection to the laying of venue of any such suit, action or proceeding brought in such courts and irrevocably waives any claim that any such suit, action or proceeding brought in any such court has been brought in an inconvenient forum. EACH OF THE PARTIES HERETO WAIVES ANY RIGHT TO REQUEST A TRIAL BY JURY IN ANY LITIGATION WITH RESPECT TO THIS AGREEMENT AND REPRESENTS THAT COUNSEL HAS BEEN CONSULTED SPECIFICALLY AS TO THIS WAIVER.

SECTION 3.12. Amendment. This Agreement may not be amended except by an instrument in writing signed on behalf of the Company and Greenway.

SECTION 3.13. Waiver. Any party hereto may (a) extend the time for the performance of any of the obligations or other acts of the other parties hereto, (b) waive any inaccuracies in the representations and warranties of the other parties hereto contained herein or in any document delivered pursuant hereto and (c) waive compliance by the other parties hereto with any of their agreements or conditions contained herein. Any agreement on the part of a party hereto to any such extension or waiver shall be valid only as against such party and only if set forth in an instrument in writing signed by such party. The failure of any party hereto to assert any of its rights under this Agreement or otherwise shall not constitute a waiver of those rights.

SECTION 3.14. Descriptive Headings; Interpretation. The descriptive headings herein are inserted for convenience of reference only and are not intended to be part of or to affect the meaning or interpretation of this Agreement.

SECTION 3.15. Counterparts. This Agreement may be executed (including by facsimile transmission) in one or more counterparts, and by the different parties hereto in separate counterparts, each of which when executed shall be deemed to be an original but all of which shall constitute one and the same agreement.

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IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the date first written above.

GREENWAY OPPORTUNITY FUND QP, L.P.

By: SRB Management, L.P., General Partner

By: BC Advisors, L.L.C., General Partner

By:
Name: Steven R. Becker
Title: Member

(NAME OF STOCKHOLDER)

By:

Name:

Title:

Schedule I

Name and Address of Stockholder	Number of Shares Beneficially Owned